          As filed with the Securities and Exchange Commission on March 26, 1998
                                            Registration Statement No. 333-05025

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.20549

                               ________________
                        POST EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                               ________________

                             MEDICALCONTROL, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                          (State or other jurisdiction
                       of incorporation or organization)

                                  75-2297429
                     (I.R.S. Employer Identification No.)

                               ________________

                        8625 KING GEORGE DR., SUITE 300
                              DALLAS, TEXAS 75235
                                (214) 630-6368
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                               ________________

             JOHN WARD HUNT, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             MEDICALCONTROL, INC.
                        8625 KING GEORGE DR., SUITE 300
                              DALLAS, TEXAS 75235
                                (214) 630-6368
          (Name, address, including zip code, and telephone number,
       including are code, of registrant's principal executive offices)

                               ________________

                       Copies of all communications to:

--------------------------------------------------------------------------------
                           STEPHANIE L. MCVAY, ESQ.
                             MEDICALCONTROL, INC.
                        8625 KING GEORGE DR. SUITE 300
                              DALLAS, TEXAS 75235
                           TELEPHONE: (214) 630-6368
                           FACSIMILE: (214) 905-5155
--------------------------------------------------------------------------------

     Approximate date of proposed sale to the public: There is no proposed sale to the public.

     If the only securities being registered on this Form are being offered pursuant to dividend or interested reinvestment plans, please check the following box. [_]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has dully caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on March 26, 1998.

                                             Registrant:
                                             MEDICALCONTROL, INC.

                                             By: /s/ John Ward Hunt
                                                -----------------------------
                                                John Ward Hunt, President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     Name                               Title                                        Date
     ----                               -----                                        ----
     /s/ J. Ward Hunt                   President, Chief Executive Officer         3/26/98
------------------------------
John Ward Hunt                          Chief Financial Officer, Chief
                                        Accounting Officer and Chairman of
                                        the Board of Directors

     /s/ David A. Hanson                Vice President, Finance and Accounting     3/26/98
------------------------------
Daivd A. Hanson                         (Chief Accounting Officer)

          *                             Executive Vice President and Chief
------------------------------
Robert O. Brooks                         Operating Officer

          *                             Director
------------------------------
Robert W. Philip

          *                             Director
------------------------------
William L. Amos, Jr., M.D.

          *                             Director
------------------------------
D. Samuel Coats

*By: /s/ J. Ward Hunt
   ---------------------------
   J. Ward Hunt, Attorney-In-Fact